UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2017

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) 2017 EMT Annual Incentive Plan. On February 16, 2017, the Board of Directors (“Board”) of Crown Castle International Corp. (“Company”), upon recommendation from the Compensation Committee of the Board, approved the Crown Castle 2017 EMT Annual Incentive Plan (“2017 Incentive Plan”) for the Company’s executive management team (“EMT”), including Jay A. Brown (the Company’s current President and Chief Executive Officer) and the Company’s other executive officers. The 2017 Incentive Plan is intended to provide incentives to members of the Company’s EMT in the form of cash payments for achieving certain performance goals established under the 2017 Incentive Plan. Under the 2017 Incentive Plan, each eligible participant has an assigned target incentive level, expressed as a percentage of base salary. Depending on the achievement of specified levels of corporate financial performance goals, each eligible participant may earn a portion or multiple of the target incentive. The Board’s approval of the 2017 Incentive Plan does not create a guarantee of an incentive award to any eligible participant, and the Compensation Committee retains discretion to discontinue or amend the 2017 Incentive Plan at any time. A copy of the 2017 Incentive Plan is filed as Exhibit 10.1 to this Form 8-K.

Executive Officer Compensation. On February 16, 2017, the Board, upon recommendation from the Compensation Committee, approved the following base salaries, annual incentives and grants of restricted stock units (“RSUs”) with respect to the following persons:

Name and Principal Position	2017 Base Salary ($)(1)	2016 Annual Incentive ($)	2017 Time RSUs (Units)	2017 Performance RSUs (Units)
Jay A. Brown President and Chief Executive Officer	$825,000	$1,101,039	24,171	85,815

W. Benjamin Moreland Executive Vice Chairman	$492,000	$1,364,119	13,381	47,507

Daniel K. Schlanger(2) Senior Vice President and Chief Financial Officer	$515,000	$584,949	8,508	30,207

James D. Young Senior Vice President and Chief Operating Officer	$577,250	$718,704	11,795	41,877

Kenneth J. Simon Senior Vice President and General Counsel	$540,750	$631,201	8,701	30,893

Patrick Slowey(3) Forrmer Senior Vice President and Chief Commercial Officer	$464,620	$590,628	4,834	17,163

(1)	Annual salary changes are generally approved in February of each year and generally go into effect approximately the following March 1. As such, the base salaries shown in the table generally reflect base salary payable from approximately March 1, 2017 through February 28, 2018.
(2)	As previously disclosed, Mr. Schlanger joined the Company as Senior Vice President effective April 1, 2016 and became the Company’s Senior Vice President and Chief Financial Officer on June 1, 2016.
(3)	As previously disclosed, Mr. Slowey retired from the position of Senior Vice President and Chief Commercial Officer, following more than 16 years with the Company, on January 1, 2017 and is no longer an executive officer. Mr. Slowey has agreed to remain as an employee with the Company in an advisory capacity in order to assist the Company on various matters, including the transition of his successor.

Each RSU shown in the table above is issued pursuant to the Company’s 2013 Long-Term Incentive Plan and represents a contingent right to receive one share of common stock of the Company (“Common Stock”); vesting (i.e., forfeiture restriction termination) with respect to each RSU generally is subject to (1) the executive officer remaining an employee or director of the Company or its affiliates and (2) the other applicable vesting criteria described below.

The terms of the 2017 Time RSUs shown in the table above provide that 33 1/3% of such Time RSUs vest on February 19 of each of 2018, 2019 and 2020.

The terms of the 2017 Performance RSUs shown in the table above provide that 0% to 100% of the Performance RSUs vest on February 19, 2020 based upon the Company’s total stockholder return (“TSR”) performance ranking (“TSR Rank”) relative to a peer group of companies approved by the Board (“TSR Peer Group”) for the three year period ending February 16, 2020 (“Period”).* If the TSR Rank is at the 30th percentile or more up to the 55th percentile, then 33.34% to 66.67% of the Performance RSUs vest on a pro rata basis based upon the level of the TSR Rank (i.e., approximately an additional 1.3336% of the units vest for each 1.0 percentile increase in the TSR Rank above the 30th percentile up to the 55th percentile), with 66.67% of the Performance RSUs vesting at the 55th percentile. If the TSR Rank is at the 55th percentile or more, then 66.67% to 100% of the Performance RSUs vest on a pro rata basis based upon the level of the TSR Rank (i.e., approximately an additional 0.95229% of the units vest for each 1.0 percentile increase in the TSR Rank above the 55th percentile up to the 90th percentile (or above)), with 100% of the units vesting at or above the 90th percentile. However, if the TSR is negative for the Period and the TSR Rank is at or above the 30th percentile, the percentage of units which vest shall be 33.34%. If the TSR Rank is below the 30th percentile, 100% of the Performance RSUs will be forfeited.

A form of the standard Restricted Stock Units Agreement generally used for the Company’s 2013 Long-Term Incentive Plan is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2016.

*	The Compensation Committee has the authority to interpret and determine the application and calculation of matters relating to the determination of TSR and TSR Rank and to make adjustments it deems appropriate to reflect changes in (1) the Common Stock, including as a result of any stock split or consolidation, stock dividend, recapitalization, merger, reorganization, or other relevant distribution or change in capitalization, or (2) the TSR Peer Group, including as a result of any TSR Peer Group company becoming bankrupt, being acquired, disposing of a material portion of its assets, being delisted from a stock exchange, or splitting its common stock (or other change to such company’s stock or capitalization).

Non-employee Director Equity Compensation. On February 16, 2017, the Board also approved an annual equity grant of shares of Common Stock to the non-employee directors of the Board. A summary of the current components of compensation for non-employee members of the Board, including the equity grants approved on February 16, 2017, is filed herewith as Exhibit 10.2 to this Form 8-K.

As used in this Form 8-K, the term “including” and any variation thereof, means “including without limitation.”

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

10.1	2017 Executive Management Team Annual Incentive Plan

10.2	Summary of Non-Employee Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Senior Vice President and General Counsel

Date: February 23, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	2017 Executive Management Team Annual Incentive Plan

10.2	Summary of Non-Employee Director Compensation